UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21878

Oppenheimer Rochester Maryland Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

Principal Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—109.9%
Maryland—52.8%
$25,000	Anne Arundel County, MD Solid Waste[1]	5.500%		09/01/2016	$25,082

500,000	Anne Arundel County, MD Special Obligation (National Business Park-North)[1]	6.100		07/01/2040	530,140

185,000	Baltimore, MD Convention Center	5.000		09/01/2019	185,705

655,000	Baltimore, MD Convention Center Hotel[1]	5.250		09/01/2039	682,752

400,000	Baltimore, MD Special Obligation (Consolidated Loan)[1]	5.000		06/15/2033	430,484

1,483,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500		09/01/2034	1,510,984

10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)[1]	7.375		11/01/2019	10,100

200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625		09/01/2038	200,542

15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700		07/01/2029	15,142

40,000	Frederick, MD (Carrollton Apartments)[1]	5.800		09/01/2024	40,077

35,000	Frederick, MD (Carrollton Apartments)[1]	5.850		03/01/2028	35,060

30,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125		05/01/2022	30,051

25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.950		09/01/2038	25,597

50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375		12/15/2022	50,084

10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.950		07/01/2023	10,017

25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.550		07/01/2023	25,037

1,500,000	MD EDC (Transition Facilities)[1]	5.750		06/01/2035	1,635,690

500,000	MD EDC Student Hsg. (Frostburg State University)	5.000		10/01/2033	531,035

300,000	MD EDC Student Hsg. (Salisbury University)	5.000		06/01/2030	318,513

1,325,000	MD EDC Student Hsg. (University of Maryland)[1]	5.000		07/01/2035	1,404,182

1,575,000	MD H&HEFA (Adventist Healthcare)[1]	6.250		01/01/2031	1,787,231

1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750		07/01/2039	1,216,050

600,000	MD H&HEFA (Charlestown Community)[1]	6.125		01/01/2030	663,822

1,025,000	MD H&HEFA (Charlestown Community)[1]	6.250		01/01/2045	1,130,196

1,000,000	MD H&HEFA (Charlestown Community)[1]	6.250		01/01/2041	1,105,210

1,500,000	MD H&HEFA (Doctors Community Hospital)[1]	5.750		07/01/2038	1,584,885

1,035,000	MD H&HEFA (Edenwald)[1]	5.400		01/01/2031	1,055,131

500,000	MD H&HEFA (Greater Baltimore Medical Center)[1]	5.750		07/01/2034	564,620

1,000,000	MD H&HEFA (Greater Baltimore Medical Center)	0.280	[2]	07/01/2025	1,000,000

1,000,000	MD H&HEFA (JHHSys / JHH / JHBMC / SUH / SHHS / LWHNTSD&M Obligated Group)[1]	5.000		05/15/2037	1,114,560

195,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500		07/01/2026	195,337

40,000	MD H&HEFA (Johns Hopkins Medical Institutional Parking System)[1]	5.000		07/01/2034	40,042

400,000	MD H&HEFA (Lifebridge Health)[1]	6.000		07/01/2041	459,668

2,000,000	MD H&HEFA (Medstar Health)[1]	5.250		05/15/2046	2,085,060

1,000,000	MD H&HEFA (Meritus Medical Center)[1,3]	5.000		07/01/2034	1,077,930

1,000,000	MD H&HEFA (Meritus Medical Center)[1,3]	5.000		07/01/2033	1,078,780

1,000,000	MD H&HEFA (UMMS/JLKH/MGH/BWMC Obligated Group)	0.070	[2]	07/01/2034	1,000,000

1	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Maryland (Continued)

$250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000%		01/01/2038	$281,253

20,000	MD Industrial Devel. Finance Authority (American Center for Physics)	4.900		12/15/2016	20,078

95,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)[1]	5.050		07/01/2028	95,138

10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)[1]	6.050		07/01/2026	10,019

10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000		07/01/2020	10,028

770,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.650		11/01/2033	771,833

30,000	Montgomery County, MD Hsg. Opportunities Commission, Series A1	5.550		11/01/2022	30,629

75,000	Prince Georges County, MD IDA (Upper Marlboro Justice)	5.000		06/30/2019	75,299

3,300,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	3,316,500

1,000,000	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[4]	5.250		01/01/2037	300,010

					29,765,583

U.S. Possessions—57.1%
200,000	Guam Government Business Privilege[1]	5.000		01/01/2031	218,650

2,815,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	2,305,119

315,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	316,944

1,615,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,392,663

200,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	132,858

1,500,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[6]	07/01/2024	1,091,820

950,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	957,609

950,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	956,194

3,355,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	3,363,186

39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[5]	05/15/2057	506,390

15,380,000	Puerto Rico Children’s Trust Fund (TASC)	7.124	[5]	05/15/2050	1,224,248

550,000	Puerto Rico Commonwealth GO	5.625		07/01/2033	337,650

500,000	Puerto Rico Commonwealth GO	6.000		07/01/2029	318,120

1,000,000	Puerto Rico Commonwealth GO	5.000		07/01/2020	680,700

750,000	Puerto Rico Commonwealth GO	6.500		07/01/2037	467,910

1,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2036	610,210

515,000	Puerto Rico Electric Power Authority, Series A7	5.050		07/01/2042	278,909

330,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2031	179,187

300,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2029	163,686

1,870,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250		07/01/2028	1,022,666

1,500,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.000		07/01/2028	820,425

900,000	Puerto Rico Electric Power Authority, Series TT7	5.000		07/01/2037	487,503

190,000	Puerto Rico Electric Power Authority, Series TT7	5.000		07/01/2032	102,948

140,000	Puerto Rico Electric Power Authority, Series WW7	5.000		07/01/2028	76,573

260,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2035	140,832

750,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2040	406,147

1,500,000	Puerto Rico Highway & Transportation Authority	5.500		07/01/2030	1,007,415

480,000	Puerto Rico Infrastructure[1]	6.000		12/15/2026	258,110

2	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

U.S. Possessions (Continued)

$430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250%		10/01/2024	$307,433

1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	691,777

150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	123,446

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	82,206

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	82,253

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	82,313

230,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[1]	6.700		05/01/2024	223,275

500,000	Puerto Rico Public Buildings Authority	6.500		07/01/2030	295,555

750,000	Puerto Rico Public Buildings Authority	7.000		07/01/2025	469,470

500,000	Puerto Rico Public Buildings Authority	7.000		07/01/2021	330,545

550,000	Puerto Rico Public Buildings Authority	6.250		07/01/2031	319,621

450,000	Puerto Rico Public Buildings Authority	5.250		07/01/2042	243,598

2,350,000	Puerto Rico Public Buildings Authority	6.750		07/01/2036	1,359,874

2,000,000	Puerto Rico Public Finance Corp., Series B	5.500		08/01/2031	701,340

10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.130	[5]	08/01/2043	1,498,000

6,750,000	Puerto Rico Sales Tax Financing Corp., Series C	5.750		08/01/2057	4,264,313

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000	[6]	08/01/2032	503,620

200,000	University of Puerto Rico, Series Q	5.000		06/01/2030	100,168

175,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000		10/01/2023	182,950

545,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	537,223

					32,223,652

Total Investments, at Value (Cost $72,333,639)—109.9%					61,989,235

Net Other Assets (Liabilities)—(9.9)					(5,584,775)

Net Assets—100.0%					$56,404,460

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Notes.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

3	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:
BWMC	Baltimore Washington Medical Center
EDC	Economic Devel. Corp.
GO	General Obligation
H&HEFA	Hospitals and Higher Education Facilities Authority
HP	HealthPartners
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHBMC	Johns Hopkins Bayview Medical Center
JHH	John Hopkins Hospital
JHHSys	Johns Hopkins Health System
JLKH	James Lawrence Kernan Hospital
LWHNTSD&M	Lucy Webb Hays National Trainings School for Deaconesses & Missionaries
MGH	Maryland General Hospital
SHHS	Suburban Hospital Healthcare System
SUH	Suburban Hospital
TASC	Tobacco Settlement Asset-Backed Bonds
UMMS	University of Maryland Medical System
V.I.	United States Virgin Islands

4	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the

5	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

6	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

7	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$29,765,583	$—	$29,765,583
U.S. Possessions	—	32,223,652	—	32,223,652

Total Assets	$—	$61,989,235	$—	$61,989,235

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$2,144,470
Sold securities	250,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

8	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of June 30, 2015.

Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$1,000,000
Market Value	$300,010
Market value as % of Net Assets	0.53%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of June 30, 2015, securities with an aggregate market value of $3,678,876, representing 6.5% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$72,333,888

Gross unrealized appreciation	$2,588,033
Gross unrealized depreciation	(12,932,686)

Net unrealized depreciation	$(10,344,653)

9	OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Maryland Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/10/2015